SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 1, 2005

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, following the acquisition of the Tech Group (“Tech”) on May 20, 2005, West Pharmaceutical Services, Inc. (“the Company”) established two reportable segments, preliminarily labeled “Pharmaceutical Systems” and “Tech including the West Device Group” which was subsequently renamed the “Tech Device Group”. Prior to the acquisition of Tech, the Company had one reportable segment named Pharmaceutical Systems. As a result of the change in segments, the revised Pharmaceutical Systems segment focuses on the design, manufacture and distribution of elastomer and metal components used in parenteral drug delivery for customers in the pharmaceutical and biopharmaceutical industries. The Pharmaceutical Systems segment consists of two operating segments (the Americas and Europe/Asia) which are aggregated for reporting purposes as they produce and sell a similar range of products in their respective geographic regions.  The Tech Device Group segment provides contract design, tooling and manufacturing services using plastic injection molding and component assembly processes for the medical device, pharmaceutical, diagnostic and general healthcare and consumer industries.

The Company has restated the composition of the reportable segment information in all prior periods.  The Tech Device Group segment consists solely of the Company’s previously existing Device Group for periods prior to the May 20, 2005 acquisition of Tech.

The following table provides restated summarized annual financial information for the Company’s segments:

	Pharmaceutical Systems	Tech Device Group	Corporate and Eliminations	Consolidated
2004
Net sales	$481,000	$67,900	$(7,300)	$541,600
Operating profit (loss)	79,100	3,300	(34,200)	48,200
Segment assets	496,700	50,400	111,600	658,700
Capital expenditures	51,500	3,100	2,800	57,400
Depreciation and amortization expense	27,300	4,200	1,700	33,200

2003
Net sales	$434,300	$58,800	$(9,700)	$483,400
Operating profit (loss)	86,900	1,300	(16,200)	72,000
Segment assets	414,700	54,100	154,800	623,600
Capital expenditures	55,200	3,200	2,000	60,400
Depreciation and amortization expense	24,200	5,200	1,800	31,200

2002
Net sales	$369,300	$47,700	$(4,200)	$412,800
Operating profit (loss)	64,400	700	(23,400)	41,700
Segment assets	364,100	41,700	123,800	529,600
Capital expenditures	27,800	3,800	4,400	36,000
Depreciation and amortization expense	24,200	4,500	2,500	31,200

The change in our reportable segments noted above did not result in any changes to our previously reported consolidated results of operations, financial position or cash flows.

We have revised the consolidated financial statements of West Pharmaceutical Services, Inc. (and the notes thereto) which were included in our Annual Report on Form 10-K for the year ending December 31, 2004 in a manner consistent with the revised reportable segment structure. These consolidated financial statements are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

23.1 Consent of Independent Registered Public Accounting Firm

99.1  Restated Consolidated Financial Statements of West Pharmaceutical Services, Inc filed under Item 8 of Form 10-K for the fiscal year ended December 31, 2004.

99.2  Unaudited pro-forma condensed consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

September 1, 2005

EXHIBIT INDEX

Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Restated Consolidated Financial Statements of West Pharmaceutical Services, Inc. filed under Item 8 of Form 10-K for the fiscal year ended December 31, 2004.

99.2	Unaudited pro-forma condensed consolidated financial information.